Defined Asset Funds(SM)

Select Ten International
1999 Series
B

IRA Ideal!


United Kingdom Portfolio



[ML logo] Merrill Lynch


Selecting investments for your portfolio can be complicated -- unless you have a strategy.

The Strategy

International equity markets can offer attractive growth potential and help investors diversify their portfolios. The United Kingdom's market performance is reflected by the Financial Times Industrial Ordinary Share Index* (FT Index).

The United Kingdom Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the FT Index for about one year (the "Strategy").

The Portfolio looks for potential values in the equity market by investing in established companies whose prices may be depressed. It consists of approximately equal values of the ten FT Index stocks with the highest dividend yield, selected shortly before the offering.

Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the new Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Advantages for U.S. Investors

o Semi-Annual Dividends. Investors receive two consolidated checks per year, not 20 for the ten stocks, and payments are in U.S. dollars.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o Cost. Investments start at about $250 with sales charge discounts available for volume purchases of $50,000 or more.

o No Sell Decisions. You are buying and holding for about a year, a Portfolio of established companies with relatively high dividend yields.

o Tax-Efficient. On rollovers to future portfolios, if available, you will defer recognition of gains and losses on stocks that are transferred to the new Portfolio.

Select Ten International United Kingdom Portfolio -- 1999 Series B(1)


                                                                 Current
                                                                Dividend
Name of Issuer                                                  Yield(2)

1. Allied Domecq PLC                                              4.88%

2. Imperial Chemical Industries PLC                               4.87

3. Royal & Sun Alliance Insurance Group PLC                       4.38

4. Tate & Lyle PLC                                                4.22

5. Scottish Power PLC                                             3.92

6. British Airways PLC                                            3.84

7. Marks & Spencer PLC                                            3.75

8. EMI Group PLC                                                  3.63

9. Blue Circle Industries PLC                                     3.56

10. Peninsular and Oriental Steam Navigation Company              3.45



------------
     (1) Initial date of deposit -- June 4, 1999

     (2) Current dividend yield for each security was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend declared on the security and dividing the result by its market value as of the close of trading on June 4, 1999. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors.


Past Performance of Prior Select Ten International United Kingdom Portfolios Past performance is no guarantee of future results.


Series From Inception Through 3/31/99       Most Recently Completed Portfolio
    (including annual rollovers)
Inception       Series        Return      Period               Series     Return
6/21/93           B           9.05%       5/27/97-6/30/98        B        31.56%
9/28/93           C            9.00       9/22/97-10/23/98       C         3.85
1/5/94            A            6.14       1/28/98-3/5/99         A         4.95
7/22/96           3           16.22       7/28/97-8/28/98        3        19.78
11/1/96           5           13.54       11/10/97-12/18/98      5         6.98
2/25/97           1           15.23       2/25/97-3/27/98        1        29.25



The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

*The publisher of the Financial Times Index has not participated in any way in the creation of the Portfolio or in the selection of its stocks, nor approved any information included in this brochure.

[logo] Select Ten Portfolio
United Kingdom
International Series

Financial Times Index

The FT Index consists of 30 common stocks chosen by the editors of The Financial Times (London) as representative of British industry and commerce. The companies are major players in their industries, and their stocks are widely held by individual and institutional investors. The FT Index is an unweighted average of the share prices of these companies:

Allied Domecq
ASDA Group
BG
BOC Group
BP Amoco
Blue Circle Industries
Boots Company
British Airways
British Aerospace
British Telecommunications
Cadbury Schweppes
Diageo
EMI Group
General Electric Company
GKN
Glaxo Wellcome
Granada
Imperial Chemical Industries
Invensys
Lloyds TSB
Marks & Spencer
National Westminster Bank
Peninsular and Oriental Steam Navigation Company
Prudential Corporation
Reuters Group
Royal & Sun Alliance Insurance
Scottish Power
SmithKline Beecham
Tate & Lyle
Vodafone Group

Hypothetical Past Performances of the Strategy (not any Portfolio)

Growth of $10,000 invested 1/1/79 through 3/31/99

[A mountain chart compares the cumulative annual performance from 1/1/79 through 3/31/99 of the Strategy (ochre) and the FT Index (purple). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses")(3).
The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/79 through 3/31/99. The vertical (Y) axis reflects the dollar amount value for each index from $0 to $400,000. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($358,900 ) and the FT Index ($163,226).]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the FT Index in 8 of the last 20 years. There can be no assurance that any Portfolio will outperform the Index.

Portfolio results of this value-oriented strategy may differ from the FT Index for various reasons. For example, FT Index performance may be driven by stocks not held in the Portfolio, such as growth stocks.

Annual Total Returns

Strategy returns are net of sales charges and expenses.(3)

  Year     Strategy (3)    FT Index       Year        Strategy (3)     FT Index
  1979         1.50%         3.59%        1990            7.14          10.29
  1980        28.25         31.77         1991           14.56          14.65
  1981        -8.70         -5.30         1992            2.09          -2.33
  1982        42.32          0.42         1993           35.96          18.40
  1983        40.35         21.94         1994            3.32           1.89
  1984         3.33          2.15         1995            8.67          17.63
  1985        77.20         54.74         1996           12.27          20.05
  1986        31.09         24.36         1997           10.03          16.98
  1987        46.45         38.99         1998           21.58          10.81
  1988         9.31          6.74        3/31/99          7.84           5.58
  1989        26.87         22.80        Average         19.34%         14.79%

------------
     (3) Net of Portfolio sales charge (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.


Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price and do not reflect deduction of any commissions or taxes. Changes in the exchange rate of the pound sterling relative to the U.S. dollar affected these figures significantly in certain years. These changes ranged from -20% in 1984 to +27% in 1987, and averaged -0.11% over the last 20 years.

Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices and currency exchange rates different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.



Defined Asset Funds(SM)
Buy With Knowledge . Hold With Confidence

EQUITY INVESTOR FUNDS

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Utility Portfolio

Index Series

S&P 500 Trust
S&P MidCap Trust

FIXED-INCOME FUNDS

Corporate Funds
Government Funds
Municipal Funds


Defined Asset Funds
Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important -- your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a Unit Investment Trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.


Don't Delay

You can get started today with the Select Ten International United Kingdom Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and the special considerations associated with the risks of international investing including currency risk. Please read it carefully before you invest or send money.


Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio should not be considered a complete investment program and may be considered speculative.

o The Portfolio may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities.

o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, that stock prices or currency exchange rates will not decline or that the Portfolio will outperform the index.

o The value of your investment will change with the prices of the underlying stocks and currency exchange rates. The prices of United Kingdom stocks fluctuate widely.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organization costs.

In addition, the annual statement and the relevant tax reporting forms you receive at year end will be based on the amount paid to you, net of the deferred sales charge and, after the initial offering period, the charge for organization costs. Accordingly, you should not increase the tax basis in your units by these charges. U.S. investors will include in income their share of dividends, grossed up for certain taxes paid by U.K. issuers; however, they may not be able to obtain refunds for such taxes.

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. Net capital gains, if any, on assets held over a year may qualify for a favorable federal tax rate (currently no more than 20%) for individuals. However, on rollovers of future Portfolios, if available, investors will defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.


                                      As a % of Public      Amount Per
                                       Offering Price       1,000 Units
-------------------------------------------------------------------------
Initial Sales Charge                       1.00%              $10.00
Deferred Sales Charge                      1.75%              $17.50
                                     ====================================
Maximum Sales Charge                       2.75%              $27.50

Estimated Annual Expenses
(as a % of net assets)                     0.213%              $2.11

Estimated Organization Costs                                   $1.69
-------------------------------------------------------------------------

If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted along with the estimated costs of selling Portfolio securities from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


             Amount                   Total Sales Charge as a % of
            Purchased                    Public Offering Price
----------------------------------------------------------------------
Less than $50,000                                2.75%
$50,000 to $99,999                               2.50%
$100,000 to $249,999                             2.00%
$250,000 to $999,999                             1.75%
$1,000,000 or more                               1.00%
----------------------------------------------------------------------


The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.



[Recycling logo] Printed on Recycled Paper

11341BR-6/99
[Copyright logo] 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.